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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements File No. 33-90740 and File No. 333-20093.




ARTHUR ANDERSEN LLP



Houston, Texas
May 1, 1998